Exhibit 10.14

DATED the 30th day of April 2000

BEIJING WATCH DATA SYSTEM CO., LTD.

and

BEAVER DEVELOPMENTS LIMITED

and

BEIJING INTERNATIONAL TECHNOLOGY COOPERATION

CENTER

GUANG DONG TUCSON TECHNOLOGY LIMITED

MANNING INVESTMENT LTD.

TIANJIN DEVELOPMENT AREA TUNG YAN SOFTWARE

TECHNOLOGY LIMITED

and

STANDARD INTERNATIONAL HOLDINGS COMPANY

SECOND AGREEMENT

THIS Agreement is made the 30th day of April 2000

BETWEEN

(1)	BEIJING WATCH DATA SYSTEM CO., LTD., incorporated as a sino-foreign joint venture company in the People’s Republic of China (the “Company”); and

(2)	BEAVER DEVELOPMENTS LIMITED, incorporated in British Virgin Islands with its registered office at the offices of Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Subscriber” or the “Investor”).

(3)	BEIJING INTERNATIONAL TECHNOLOGY COOPERATION CENTER; GUANG DONG TUCSON TECHNOLOGY LIMITED; MANNING INVESTMENT LTD.; TIANJIN DEVELOPMENT AREA TUNG YAN SOFTWARE TECHNOLOGY LIMITED and STANDARD INTERNATIONAL HOLDINGS COMPANY (collectively the “Existing Shareholders”)

In consideration of the Subscriber and the Existing Shareholders entering into the First Agreement, a copy of which is attached hereto and the Chinese Agreement (as defined in the First Agreement), the parties hereby agree as follows:- )

1.	The terms of this Second Agreement supplement the provisions in the First Agreement and the Chinese Agreement and represent the entire terms and conditions upon which the Subscriber, has subject to the terms of this Second Agreement, the First Agreement and the Chinese Agreement agreed to subscribe for 33.33% of the Company (as defined in the First Agreement) for an aggregate amount of US$5,000,000 of which US$724,891 shall be paid in accordance with the terms of the First Agreement and the balance of US$4,275,109 based on this Second Agreement.

2.	The Subscriber’s obligations to invest in the Company in accordance with the terms of the First Agreement and the Chinese Agreement is conditional upon the First Agreement becoming unconditional. If any of the conditions are not fulfilled or waived by the Subscriber at or before 31 July 2000, the Subscriber shall be entitled to treat this Second Agreement, the First Agreement and the Chinese Agreement (save for Clause 5 below) as terminated whereupon all obligations of the Subscriber under these agreements shall end.

3.	On the third business day after the completion of the issuance of 33.33% of the Company’s share capital to the Subscriber in accordance with the terms of the First Agreement and the Chinese Agreement, the Subscriber shall (subject to Clause 5 below) pay US$4,275,109 to an offshore account maintained and owned by the Company or a wholly-owned subsidiary of the Company incorporated in Singapore.

4.	Based on projection prepared by the Company, the Company anticipates that the Company’s net profits after tax (“NPAT”) shall be RMB17.7 million (“A”) and RMB38.3 million (“B”) for the financial years ending 31 December 2000 and 31 December 2001 respectively.

(i)	If the audited NPAT for the financial year ending 31 December 2000 (“AA”) is less than 80% of A, and the combined NPAT for the two years ending 31 December 2001 (“CC”) is blow 80% of RMB56.0 million (“C”), the Company shall as soon as its audited reports are issued pay the Subscriber in cash a sum equivalent to (C-CC) ÷ C x US$5.0 million (subject to a maximum repayment of US$2.5 million).

(ii)	If AA is above 80% of A, and the audited NPAT for the financial year ending 31 December 2001 (“BB”) is below 80% of B, the Company shall as soon as its audited reports are issued pay the Subscriber in cash a sum equivalent to (C – A – BB) ÷ C x US$5.0 million (subject to a maximum repayment of US$2.5 million).

(iii)	The Company would not be obliged to make any payment pursuant to (i) or (ii) above, if the NPAT for the 2 financial years ending 31 December 2001 before advertising and international market promotion was not less than RMB57.5 million provided the total expenses for advertising did not exceed RMB4.0 million for the period ended 31 December 2000 and the international market promotion did not exceed rMB4.0 million for the period ended 31 December 2000.

(iv)	The payment referred to in Clause (i) and/.or (ii), shall not made by the Company and if the Company is unable to pay such amount, the Existing Shareholders shall pay the Subscriber for such shortfall that the Company is unable to pay itself.

(v)	In the event AA exceeds 120% of A and BB exceeds 120% of B, or CC exceeds 120% of C, the Directors of the Company shall distribute an amount equivalent to (CC – C) x 33.3% as special bonus to such employees of the Group as the majority of the Directors of the Company shall resolve.

5.1	The Subscriber acknowledges that the Company has funding needs prior to completion of the acquisition of the Subscriber’s shareholding interest in the Company. Subject to the Subscriber obtaining such legal opinion that it considers necessary from the Company’s legal advisers and there has been to breach of any of the terms, representations and warranties in the First Agreement and the Chinese Agreement, the Subscriber agrees to advance US$2,000,000 to the Company within 20 days from the date of this Second Agreement. Such advance shall be paid to the Company’s off-shore account and a representative of the Subscriber shall be appointed to be a co-signatory to operate such account. Such advance shall only be used as general working capital of the Company.

5.2	The advance by the Subscriber shall, with effect from completion of the Subscriber’s investment in the Company, be applied towards the Subscriber’s total investment in the Company as referred to in this Agreement.

5.3	In order to further secure the Subscriber’s advance as referred to in Clause 5.1, the Existing Shareholders (except for Beijing International Technology Cooperation Center) undertake with the Subscriber that in the event the Subscriber is unable to directly acquire shareholding interest in the Company as a result of not being able to obtain the necessary governmental approval or consent or otherwise, such Existing Shareholders shall immediately upon the Subscriber’s request transfer their entire shareholding interest in the Company to a new off-shore company incorporated in Bermuda (or such other jurisdiction as the Subscriber and the Existing Shareholders shall agree in writing) (“Newco”), whereupon the Subscriber shall be entitled to hold such number of shares in the Newco which would give the Subscriber an attributable interest of 33.33% of the share capital of the Company. The parties to this Second

Agreement agree that if Newco was established as a result of this Clause 5.3, then the provisions in this Second Agreement, the First Agreement and the Chinese Agreement shall apply as if all references to the Company is Newco. In the event any of the Existing Shareholders fail to comply with their obligations under this Clause 5, the Company and each of the Existing Shareholders shall on a joint and several basis be liable to forthwith repay on demand such advance to the Subscriber.

5.4	The parties agree to forthwith upon the Subscriber’s request execute all documents and to take all necessary steps that the Subscriber may require to give effect to the terms of this Clause 5.

6.	This Second Agreement shall be governed and construed in accordance with the law for the time being in force in Hong Kong and the parties hereby submit to arbitration in Hong Kong and Clause 16 of the First Agreement would apply as if the same has been incorporated herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

THE COMPANY

SIGNED by	) )
duly authorised for and on behalf of BEIJING WATCH DATA SYSTEM CO., LTD in the presence of:	) ) )
/s/ Chen Dacai	) ) )
Signature of witness	)
CHEN DA CAI	) ) )
Name of witness (block letters))
	) )	/s/ Wang Youjun
Address of witness	) )	By executing this Agreement the signatory warrants that the signatory is duly authorised to execute this Agreement on behalf of Beijing Watch Data System Co., Ltd
/s/ CTO	) )
Occupation of witness	)

INVESTOR

SIGNED by	) )
duly authorised for and on behalf of BEAVER DEVELOPMENTS LIMITED	) )
in the presence of:	)
) )
Signature of witness	)
) )
Name of witness (block letters))
	) )	/s/ Tony Tsang
Address of witness	) )	By executing this Agreement the signatory warrants that the signatory is duly authorised to execute this Agreement on behalf of Beaver Developments Limited
)
Occupation of witness	)

EXISTING SHAREHOLDERS

SIGNED by	) )
duly authorised for and on behalf of BEIJING INTERNATIONAL TECHNOLOGY COOPERATION CENTER in the presence of:	) ) ) )
/s/ Chen Dacai	) ) )
Signature of witness	)
CHEN DA CAI	) ) )
Name of witness (block letters))
	) )	/s/ Wang Youjun, on behalf of Zhou Dongsheng
Address of witness	) ) )	By executing this Agreement the signatory warrants that the signatory is duly authorised to execute this Agreement on behalf of Beijing International Technology Cooperation Center
/s/ CTO	) )
Occupation of witness	)

SIGNED by	) )
duly authorised for and on behalf of GUANG DONG TUCSON TECHNOLOGY LIMITED in the presence of:	) ) ) )
/s/ CHEN DA CAI	) ) )
Signature of witness	)
CHEN DA CAI	) ) )
Name of witness (block letters))
	) )	/s/ Ke Lin, on behalf of Liu Junfeng
Address of witness	) ) )	By executing this Agreement the signatory warrants that the signatory is duly authorised to execute this Agreement on behalf of Guang Dong Tucson Technology Limited
/s/ CTO	) )
Occupation of witness	)

SIGNED by	)
duly authorised for and on behalf of MANNING INVESTMENT LTD. in the presence of:	) ) ) )
/s/ Chen Dacai	) ) )
Signature of witness	)
CHEN DA CAI	) ) )
Name of witness (block letters))
	) )	/s/ Wang Youjun
Address of witness	) )	By executing this Agreement the signatory warrants that the signatory is duly authorised to execute this Agreement on behalf of Manning Investment Ltd.
/s/ CTO	) )
Occupation of witness	)

SIGNED by	) )
duly authorised for and on behalf of TIANJIN DEVELOPMENT AREA TUNG YAN SOFTWARE TECHNOLOGY LIMITED in the presence of:	) ) ) ) )
/s/ Chen Dacai	) ) )
Signature of witness	)
CHEN DA CAI	) ) )
Name of witness (block letters))
	) )	/s/ Wang Youjun
Address of witness	) ) )	By executing this Agreement the signatory warrants that the signatory is duly authorised to execute this Agreement on behalf of Tianjin Development Area Tung Yan Software Technology Limited
/s/ CTO	) )
Occupation of witness	)

SIGNED by	) )
duly authorised for and on behalf of STANDARD INTERNATIONAL HOLDINGS COMPANY in the presence of:	) ) ) )
/s/ Chen Dacai	) ) )
Signature of witness	) )
CHEN DA CAI	) )
Name of witness (block letters))
	) )	/s/ Ke Lin
Address of witness	) )	By executing this Agreement the signatory warrants that the signatory is duly authorised to execute this Agreement on behalf of Standard International Holdings Company
/s/ CTO	) )
Occupation of witness	)